                                                                 Exhibit (10)(k)


                            LONG TERM INCENTIVE PLAN
                            ------------------------

POLICY
- ------

CERTAIN OFFICERS AND HUFFY COMPANY PRESIDENTS SHALL PARTICIPATE IN A LONG TERM
INCENTIVE PLAN OF COMPENSATION.  THE PURPOSE OF THE LONG TERM INCENTIVE PLAN
SHALL BE TO PROVIDE AN INCENTIVE FOR LONG TERM PERFORMANCE, BE COMPETITIVE WITH
THE MARKETPLACE, AND PROMOTE STOCK OWNERSHIP.

                                                                          Award as a % of
                                                                  Average 3 Year Salary Midpoint
                                                                  ------------------------------
                                                                      Target        Maximum
I.  PARTICIPANTS                                                      ------        -------
    ------------
         A.    Chairman and President                                    50%           100%
               Executive Vice President                                  34%            68%

         B.    Vice President-General Counsel &                        17.5%            35%
                  Secretary
               Vice President-Human Resources
               Vice President-Corporate Affairs
               Vice President-Finance and CFO
               Vice President-Controller
               Treasurer and Director, Investor
                  Relations
               President  &  General  Manager  - HBC
               President  &  General  Manager  - HSC
               President  &  General  Manager  - GBPC
               President  &  General  Manager  - HSF
               President  &  General  Manager  - WIS
               President  &  General  Manager  - TTH

II. MEASUREMENT:
    -----------

           Based on long term performance as measured 50% on average Company performance during a three year cycle against average internal ROE goal, and 50% on average Company performance as measured against average Standard and Poor 400 Industrial ROE Average for the three year period.

           A.    Award Cycle
                 -----------

                 The award cycle shall be based on the average of the results at the end of each of the three calendar years in the cycle.
                 Examples of award cycles under this plan are as follows:
                                 1991 - 1993
                                 1992 - 1994
                                 1993 - 1995
                                 1994 - 1996

           B.     Definitions
                  -----------

                 HUFFY AVERAGE ROE1: Average of actual ROE for each of the three years in the cycle. Formula for ROE is:

                        PROFIT AFTER TAX, AFTER COST OF PLAN*
                        ------------------------------------
                         AVERAGE  OF  BEGINNING  AND  ENDING
                      COMMON SHAREHOLDERS'S EQUITY OF EACH YEAR

                 *the Board of Directors may at its discretion make an
                  adjustment for extraordinary items of such magnitude that not to adjust would distort the purpose of the plan.

                 INTERNAL ROE GOAL: The ROE goal set by the Board of Directors for the three year cycle.

                 S & P ROE GOAL: Average of the mean ROE for the companies in the S & P 400 Industrials as reported for each of the three years in the award cycle.


           C.    Award Scales*
                 ------------

                   50% of Award                                           50% of Award
 -------------------------------------------------------------------------------------------------------
 3 year average ROE vs. ROE goal set for each            3 year average ROE vs. 3 year average S & P 400
 cycle**                                                 Industrials for each cycle**

 Actual ROE                                              Actual ROE
 versus                               % Award            versus                              % Award
 Goal                                  Earned            S & P Average                        Earned
 ------------------------            ---------           -------------                      ---------
 Greater than 2 Points                                   Greater than 2 Points
 Below                                   0%              Below                                   0%

             -2                         50%                         -2                          50%

             -1                         75%                         -1                          75%

 TARGET EQUAL TO                       100%              TARGET EQUAL TO                       100%
             +1                        120%                         +1                         120%

             +2                        140%                         +2                         140%

             +3                        160%                         +3                         160%

             +4                        180%                         +4                         180%

             +5                        200%                         +5                         200%

 * Scale between points is linear
 **Calendar 1990-1992, 1991-1992, 1992-1993, 1992-1994, etc.

      (1) Note: Huffy Average ROE shown above is for award cycles beginning in 1990 and after. For annual cycles beginning prior to 1990, Huffy Average ROE utilized is:

                      PROFIT AFTER TAX, AFTER COST OF PLAN
                      ------------------------------------
            COMMON SHAREHOLDER EQUITY AT THE BEGINNING OF EACH YEAR

   III.    PAYMENT

           A.    Timing
                 ------

                 On September 1 following the completion of each award cycle or as soon thereafter as practicable.

           B.    Form
                 ----

                 Payment shall be 100% cash.

           C.    Eligibility for Payment
                 -----------------------

                 To be eligible to participate, the employee must have been on the Company payroll and in an eligible position as of the first day of the first calendar year of the cycle.

                 To be eligible to receive payment, participant must be on Company payroll or in one of the following categories at the time payment is made (and in addition may not have been employed by a competitor since termination of employment with the Company):

                 -     On Company disability plan

                 -     On Normal Retirement under the Company's Retirement Plan

                 - On Early Retirement under the Company's Retirement Plan with the Company's written consent

                 - Have died after end of award cycle but before payment is made

                 Participants who terminate employment due to any of these causes shall be eligible for fractional awards for the next two Award Cycles as follows:

                 A.    Employed first two calendar years of Award Cycle -
                       66-2/3%
                 B.    Employed first calendar year of Award Cycle - 33-1/3%

   IV.     CALCULATIONS

           Awards under this Plan are to be based upon participant's Average Actual Base Salary, calculated as the average of his/her actual salary on the following dates:

           1.    First day of first calendar year in three-year award cycle

           2.    First day of second calendar year in three-year award cycle

           3.    First day of third calendar year in three-year award cycle

           Participants who move between impact levels during a 3 year Award Cycle will obtain a weighted average award based on their period of service during such Award Cycle (expressed in quarters of a year) in each impact Level.

    V. ADMINISTRATION -- Administrator of the plan shall be the Compensation Committee of the Board of Directors who can at any time, with a majority vote, terminate, amend or make exceptions to this policy.

   VI. DISTRIBUTION -- Restricted to Corporate Officers and Huffy Company Presidents.




/s/ George A. Plotner                    /s/ Gary E. Morin
- --------------------------------         -------------------------------------
Vice President - Human Resources         Executive Vice President



                                         /s/ Richard L. Molen
                                         -------------------------------------
                                         President and Chief Executive Officer